Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Schedule of Related Party Transactions
From time to time, we have transactions with other companies in which we hold an interest all of which are individually and in the aggregate immaterial, as summarized in the table below.

Year ending December 31, (in thousands)	2013	2012
Net sales	$6,193	$7,068
Accounts receivable	$5,680	$2,651
Accounts payable	$537	$3,699
Loans receivable	$—	$1,674